Business Acquisitions	12 Months Ended
May 31, 2024
Business Combinations [Abstract]
Business Acquisitions
3.	BUSINESS ACQUISITIONS
No business acquisition occurred in the fiscal year 2022 and 2024.
Business acquisition in the fiscal year 2023:
Tibet Tianli Education Technology Co., Ltd. (“Tibet Tianli”)
In December 2018, the Group invested US$4,344 in Tibet Tianli, a company engaged in developing educational products, for a 5.0% equity interests. In April 2020 and December 2020, the Group further subscribed 5.0% and 11.0% equity interests with consideration of US$6,516 and US$14,334, respectively. Before the acquisition, the Group held 17.4% of total equity interests in Tibet Tianli which accounted for as equity securities without readily determinable fair value as Tibet Tianli is as private company without readily determinable fair value. In September 2022, the Group subscribed 12.4% equity interests with a consideration of US$13,031, meanwhile acquired another 30.0% equity interests in Tibet Tianli from other four shareholders (“Sellers”) with a total consideration of US$19,547, in which US$9,773 had been paid during the year ended May 31, 2023.
The acquisition of 42.4% equity interest resulted in a step acquisition whereby the Group remeasured the fair value of its previously held equity interest in Tibet Tianli. The fair value of the equity interest previously held by the Group was measured at fair value using a discounted cash flow method and taking into account certain factors including the projection of discounted future cash flow and an appropriate discount rate.
According to the acquisition agreement of Tibet Tianli, under profit commitment arrangement for the time period September 2022 to August 2025, the Sellers are to return part of the consideration or transfer additional Tibet Tianli’s shares or the Company is to deliver cash to the founders of Tibet Tianli, if certain contingency is met. The Company records the contingent considerations at fair value on the acquisition date. The fair value is remeasured at each reporting date and changes in fair value are recorded in the consolidated statements of operations.
After this transaction, the Group holds 59.8% equity interests of Tibet Tianli. The acquisition was recorded using the acquisition method of accounting, accordingly, the acquired assets and liabilities were recorded at their fair value on the date of acquisition. The purchase price allocation was determined by the Group with the assistance of an independent appraiser. The purchase price was allocated on the date of acquisition as follows:

	US$	Amortization period
Cash and cash equivalents	4,568
Other current assets	33,906
Property and equipment	218	1-5 years
Intangible assets
Trademark	8,108	5 years
Copyright	2,317	5 years
Distribution channel	17,230	5 years
Goodwill	26,216
Other non-current assets	317
Other current liabilities	(13,411)
Deferred tax liabilities	(2,489)
Fair value of the 17.4% equity interests previously held	(13,395)
Non-controlling interests	(31,007)

Total	32,578

Other acquisition
During the year ended May 31, 2023, the Group also made other business acquisition.
The cash consideration of the other business acquisition amounted to US$9,556, which had been fully paid during the year ended May 31, 2023. The cash and cash equivalents, intangible assets, goodwill and non-controlling
interests acquired from this business acquisition amounted to US$497, US$1,129, US$12,776 and US$1,652, respectively. The purchase price allocation were determined by the Group with the assistance of an independent appraiser.
Pro forma financial information is not presented for the business acquisition in the fiscal year 2023 as it is immaterial to the reported results.